UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2011

HealthSouth Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Officers, Including Zip Code)

(205) 967-7116
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 2, 2011, HealthSouth Corporation (“HealthSouth” or the “Company”) and certain of its subsidiaries, as guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriters, and the Underwriters have agreed to purchase for resale to the public, an additional $60 million in aggregate principal amount of the Company’s 7.25% Senior Notes due October 1, 2018 (the “Additional 2018 Notes”) at a public offering price of 103.25% of the principal amount, and an additional $60 million in aggregate principal amount of the Company’s 7.75% Senior Notes due September 15, 2022 (the “Additional 2022 Notes,” and together with the Additional 2018 Notes, the “Additional Notes”) at a public offering price of 103.50% of the principal amount. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The sale of the Additional Notes is registered pursuant to a Registration Statement (No. 333-151848) on Form S-3 filed by the Company with the Securities and Exchange Commission. This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into such Registration Statement.

On March 7, 2011, HealthSouth completed its registered public offering of the Additional Notes, the terms of which will be governed by the following previously executed agreements: (i) the indenture, dated as of December 1, 2009 (the “Base Indenture”), between the Company and The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”), (ii) the second supplemental indenture, dated October 7, 2010 (the “2018 Supplemental Indenture”), among the Company, the subsidiary guarantors named therein and the Trustee, and (iii) the third supplemental indenture, dated October 7, 2010 (the “2022 Supplemental Indenture”), among the Company, the subsidiary guarantors named therein and the Trustee. The Additional 2018 Notes mature on October 1, 2018 and bear interest at 7.250% per annum, payable semiannually in arrears on April 1 and October 1, beginning on April 1, 2011. The Additional 2022 Notes mature on September 15, 2022 and bear interest at 7.750% per annum, payable semiannually in arrears on March 15 and September 15, beginning on March 15, 2011. The Additional Notes are jointly and severally guaranteed on a senior, unsecured basis by all of the Company’s existing and future subsidiaries that guarantee borrowings under its credit facility and other capital markets debt. The Additional Notes and related guarantees rank equal in right of payment to the Company’s current and future senior debt and senior in right of payment to any future subordinated debt. The Additional Notes are effectively subordinated to the Company’s current and future secured debt, to the extent of the value of the assets securing such debt, and any liabilities of the Company’s non-guarantor subsidiaries. The indentures relating to the Additional Notes contain restrictive covenants that, among other things, limit the Company’s ability and the ability of certain of its subsidiaries to, among other things, incur or guarantee additional indebtedness; pay dividends on, or redeem or repurchase, its capital stock; make investments; and merge, consolidate, or transfer all or substantially all of its assets.

The descriptions of the provisions of the Base Indenture, the 2018 Supplemental Indenture and the 2022 Supplemental Indenture are summary in nature and are qualified in their entirety by reference to the provisions of the definitive agreements. The Base Indenture was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and is incorporated herein by reference. The 2018 Supplemental Indenture and the 2022 Supplemental Indenture, which include the form of Additional 2018 Notes and Additional 2022 Notes, were filed on October 12, 2010 as Exhibits 4.2 and 4.3, respectively, to Company’s Current Report on Form 8-K and are incorporated herein by reference.

The expenses relating to the offering of the Additional Notes are estimated to be as follows:

	Amount to be paid
SEC Registration Fee	$14,402
Accounting Fees and Expenses	125,000
Legal Fees and Expenses	190,698
Printing Expenses	40,000
Trustee’s Fees and Expenses	10,000
Rating Agency Fees	126,900
Total	$507,000	*

* The underwriters have agreed to reimburse the Company for $225,000 of its expenses.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes certain estimates, projections, and other forward-looking information that reflect the Company’s current views with respect to future events. These estimates, projections, and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. All such estimates, projections, and forward-looking information speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein or in the handout. There can be no assurance that any estimates, projections, or forward-looking information will be realized. There may be differences between such estimates and actual events, and those differences may be material.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1
Underwriting Agreement, dated as of March 2, 2011, among HealthSouth Corporation, its subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

4.1
Indenture, dated as of December 1, 2009, between HealthSouth Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated herein by reference to Exhibit 4.7.1 to HealthSouth’s Annual Report on Form 10-K for the year ended December 31, 2009).

4.2
Second Supplemental Indenture, dated October 7, 2010, between HealthSouth Corporation, the subsidiary guarantors named therein and The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated herein by reference to Exhibit 4.2 to HealthSouth’s Current Report on Form 8-K filed on October 12, 2010).

4.3
Third Supplemental Indenture, dated October 7, 2010, between HealthSouth Corporation, the subsidiary guarantors named therein and The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated herein by reference to Exhibit 4.3 to HealthSouth’s Current Report on Form 8-K filed on October 12, 2010).

4.4	Form of 7.250% Senior Notes due 2018 (included in Exhibit 4.2).
4.5	Form of 7.750% Senior Notes due 2022 (included in Exhibit 4.3).
5.1	Opinion of Alston & Bird LLP.
23.1	Consent of Alston & Bird (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH Corporation

Date	By:	/s/ John P. Whittington
Name: John P. Whittington
Title: Executive Vice President, General Counsel, and Corporate Secretary

Dated: March 7, 2011